SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549



FORM 8-K



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


July 29, 1998
(Date of report)



SYNCRONYS SOFTCORP
(Exact name of registrant as specified in its charter)




Nevada                                           					0-25736
(State or other jurisdiction of incorporation)	(Commission file number)

33-0653223
(I.R.S. Employer Identification No.)




3958 Ince Boulevard
Culver City, California 90232
(Address of principal executive offices and zip code)






(310) 842-9203
(Registrant telephone number)
















This Form 8-K consists of 4 pages
One exhibit on page 4
Page 1 of 4


Item 3.		Bankruptcy or Receivership.


On July 15, 1998 Syncronys Softcorp filed a voluntary petition under chapter 11 of the United States Bankruptcy Code in the Central District of California.

The file number assigned to this case:  LA98-38413VZ

Attorneys for the debtor :  	Levene, Neale, Bender & Rankin L.L.P.
				1801 Avenue of the Stars
				Suite 1120
				Los Angeles, CA 90067
				Phone: (310) 229-1234
				Contact:  Hayley E. Raymer

The company intends to seek confirmation of a plan of reorganization, pending new financing.
To date, no plan of reorganization has been proposed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SYNCRONYS SOFTCORP
(Registrant)




Date: July 29, 1998						By:	/S/ Rainer Poertner
                    									Rainer Poertner
									                    President/CEO

EXHIBIT 99


Friday July 17, 7:59 am Eastern Time
Company Press Release
Syncronys Files for Protection Under Chapter 11
CULVER CITY, Calif.--(BUSINESS WIRE)--July 16, 1998--Syncronys Softcorp (OTC:SYCR - news) Friday announced that it has filed for protection under Chapter 11 of the bankruptcy code pending potential reorganization and refinancing of the company.
The company has appointed Levene, Neale, Bender & Rankin L.L.P., as its bankruptcy council. The company will continue in operations pending completion of reorganization and refinancing.
With headquarters in Culver City, Syncronys Softcorp is the exclusive publisher of the SmartFiles technology. For more information on Syncronys, or to receive future news releases electronically, visit Syncronys' Web site at www.syncronys.com.

Contact:
     Levene, Neale, Bender & Rankin L.L.P.
     Hayley E. Ramer, 310/229-1234